SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 16, 1996

                     BALCOR REALTY INVESTORS 86 - SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15649
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327914
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Cedar Crest Apartments

In 1985, a limited partnership (the "Limited Partnership") in which the Partnership and an affiliate of the General Partner (the "Affiliate") are limited partners acquired the Cedar Crest Apartments, Overland Park, Kansas. The Partnership and the Affiliate contributed approximately $9,183,000 and $351,000, respectively, towards the purchase of the property, and have participating percentages in the Limited Partnership of approximately 96.32% and 3.68%, respectively. The property was purchased subject to first mortgage financing in the amount of $16,710,000.

On October 8, 1996, the Limited Partnership contracted to sell the property for a sale price of $21,550,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 in an escrow account as earnest money and will pay the remaining portion of the sale price at closing, scheduled for October 31, 1996. From the proceeds of the sale, the Limited Partnership will repay the outstanding balance of the first mortgage loan, which is expected to be approximately $14,825,000 at closing, and will pay $431,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of up to $161,625 for services rendered in connection with the sale of the property. The Limited Partnership will receive the remaining proceeds of approximately $6,132,000.
Of such proceeds, $500,000 will be retained by the Limited Partnership and will not be available for use or distribution by the Limited Partnership until 120 days after closing. The Partnership's share of total net proceeds is expected to be approximately $5,906,000, less the Partnership's share of closing costs.

During 1996, two other properties in which the Partnership had an interest were sold to the purchaser. Affiliates of the General Partner have sold over 20 other properties to the purchaser during 1996.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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a)  Brighton Townhomes

As previously reported, on May 6, 1996, the Partnership contracted to sell Brighton Townhomes, Washington County, Oregon, to Security Capital Pacific Trust, a Maryland real estate investment trust. The sale price is $11,150,000. The sale closed on August 16, 1996. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $6,858,644. The holder of the first mortgage loan also received $1,377,156 in additional interest representing 35% of the net sale proceeds. The Partnership paid $54,675 in closing costs and $167,250 to an unaffiliated party as a brokerage commission. The Partnership received $2,692,275 in remaining proceeds.
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b)  Lakeville Resort Apartments

As previously reported, on April 23, 1996, a joint venture consisting of the Partnership and an affiliate which owns Lakeville Resort Apartments, Petaluma, California, contracted to sell the property to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $27,000,000. The closing of the sale has been extended to November 1, 1996.

c)  Lake Ridge Apartments

In 1986, Lake Ridge Apartments, Fresno, California, was acquired by a joint venture (the "Joint Venture") consisting of the Partnership and the seller of the property (the "JV Partner") to the Joint Venture. The Partnership contributed approximately $2,577,000 towards the purchase of the property. The property was acquired subject to first mortgage financing in the amount of $5,800,000. In 1993, the seller relinquished its interest in the Joint Venture to the Partnership. Also in 1993, the first mortgage loan, which had a balance of $6,339,368, including accrued interest, was repaid at a discount of $1,281,439 and refinanced with a new $4,223,800 first mortgage loan and $86,200 second mortgage loan from an unaffiliated party. The Partnership utilized $675,209 of Partnership reserves towards the refinancing .

On October 1, 1996, the Partnership contracted to sell the property for a sale price of $5,400,000 to an unaffiliated party, Fowlershore & Flanagan, a California general partnership. The purchaser has deposited $50,000 in an escrow account as earnest money and will pay the remaining portion of the sale price at closing, scheduled for December 1, 1996. From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan, which is expected to be approximately $4,212,838 at closing and will pay $108,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of up to $67,500 for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $1,012,000, less closing costs.

Affiliates of the General Partner have entered into contracts to sell two additional properties to the purchaser during 1996.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Cedar Crest Apartments, Overland Park, Kansas.

          (99) (a) Letter Agreements dated August 20, 1996, September 19, 1996 and September 30, 1996 relating to the sale of Lakeville Resort Apartments, Petaluma, California.

               (b) Agreement of Sale and attachment thereto relating to the sale of Lake Ridge Apartments, Fresno, California.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 86 - SERIES I
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Partners-XIX, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  October 23, 1996
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